UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 8, 2024

INNO HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Texas	001-41882	87-4294543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2465 Farm Market 359 South Brookshire, TX	77423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 909-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	INHD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information set forth in Item 5.03 below is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 8, 2024, the Company filed a Certificate of Amendment to its Certificate of Formation (the “Certificate of Amendment”) with the Secretary of State of Texas to (i) effect on the corporate level a one-for-ten reverse stock split (the “Reverse Stock Split”) of the Company’s shares of Common Stock, no par value (the “Common Stock”). A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and incorporated by reference. The reverse stock split will be effective on October 9, 2024 at 3:31pm Central Time.

The Common Stock will begin trading on a Reverse Stock Split-adjusted basis on the Nasdaq Capital Market on October 10, 2024. The trading symbols for the Common Stock will remain “INHD”. The new CUSIP number for the Common Stock following the Reverse Stock Split will be 4576JP208.

As a result of the Reverse Stock Split, when effected in the market, every ten (10) shares of the pre-split issued and outstanding shares of Common Stock will automatically convert into one (1) post-split share of Common Stock. All fractional shares will be rounded up to the nearest whole share.

The Reverse Stock Split when effected in the market, will not reduce the number of authorized shares of Common Stock and will not change the par value of the Common Stock. The Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s ownership percentage of the Company’s shares of Common Stock (except to the extent that the Reverse Stock Split would result in some of the stockholders’ fractional shares being rounded up).

As a result of the Reverse Stock Split, when effected in the market, the Company’s stockholders who hold their shares (i) in electronic form at brokerage firms will not need to take any action, as the effect of the Reverse Stock Split will automatically be reflected in their brokerage accounts, (ii) electronically in book-entry form with the transfer agent, VStock Transfer, LLC, will not need to take action to receive shares of post-Reverse Stock Split common stock, and (iii) with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

The foregoing descriptions of the Certificate of Amendment and the Reverse Stock Split set forth above do not purport to be complete and are qualified in their entirety by the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Statements contained herein relating to the Company or its management’s intentions, hopes, beliefs, expectations or predictions of the future, including, but not limited to, statements relating to the Company’s ability to regain compliance with the Nasdaq continued listing standards constitute forward looking statements. Such forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, risks related to the Company’s ability to regain compliance with the Nasdaq continued listing standards. Additional risks and uncertainties faced by the Company are contained from time to time in the Company’s filings with the Securities and Exchange Commission, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended September 30, 2023 filed with the Securities and Exchange Commission on January 16, 2024. The Company disclaims any intention or obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
3.1*	Certificate of Amendment to the Amended and Restated Certificate of Formation, dated as of October 8, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNO HOLDINGS INC.

		By:	/s/ Tianwei Li
		Name:	Tianwei Li
		Title:	CEO, CFO & Director

Date:	October 8, 2024